UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2025

Dyne Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39509	36-4883909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Trapelo Road Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 786-8230

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	DYN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On June 17, 2025, Dyne Therapeutics, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (“FDA”) has granted Breakthrough Therapy Designation to DYNE-101 for the treatment of myotonic dystrophy type 1 (“DM1”). The Company also announced an updated plan for obtaining U.S. Accelerated Approval for DYNE-101 in DM1 following a Type C meeting with the FDA and analysis of new long-term functional data. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On June 17, 2025, the Company issued a press release announcing that the FDA has granted Breakthrough Therapy Designation to DYNE-101 for the treatment of DM1. The Company also announced an updated plan for obtaining U.S. Accelerated Approval for DYNE-101 in DM1 following a Type C meeting with the FDA and analysis of new long-term functional data.

Accelerated Approval Pathway for DYNE-101 in DM1

•

In May 2025, the Company participated in a Type C meeting with the Center for Drug Evaluation and Research (CEDR) at the FDA and discussed the path to regulatory approval, including U.S. Accelerated Approval, for DYNE-101 in DM1.

•

The Company and the FDA agreed that the next step toward Accelerated Approval was to submit for review the revised protocol for the Registrational Expansion Cohort of the ACHIEVE trial with video hand opening time (“vHOT”) as the primary endpoint, to serve as an intermediate clinical endpoint.

•	In June 2025, the Company submitted the revised protocol to the FDA.

•	The Company has revised the ongoing Registrational Expansion Cohort in the ACHIEVE trial as follows:

•	The primary endpoint is change from baseline in middle finger myotonia as measured by vHOT at 6 months, compared to placebo.

•

Secondary endpoints include change from baseline in splicing as measured by the composite alternative splicing index (CASI-22), muscle strength as assessed by Quantitative Muscle Testing (“QMT”), performance on both the 10-Meter Walk/Run Test (“10MWR”) and 5 Times Sit to Stand Test (“5xSTS”), and the Myotonic Dystrophy Health Index (“MDHI”) patient reported outcome measure, all at 6 months compared to placebo.

•	This cohort is expected to enroll 60 participants, randomized 3:1 to receive DYNE-101 6.8 mg/kg once every eight weeks (“Q8W”) or placebo.

•	Additional clinical trial sites are being added, including sites in the U.S., to support enrollment.

•

The Company intends to use data from the Registrational Expansion Cohort and from the already enrolled patients in the multiple ascending dose (“MAD”) and ongoing long-term extension portions of the ACHIEVE trial to support a potential submission for Accelerated Approval in the U.S.

Accelerated Approval Milestones for DYNE-101 in DM1

•	The Company plans to complete enrollment in the Registrational Expansion Cohort in the fourth quarter of 2025.

•	Data from this cohort are planned for mid-2026 to support a potential U.S. Accelerated Approval submission in late 2026.

•	The Company plans to initiate a confirmatory Phase 3 clinical trial in the first quarter of 2026.

•	The Company is also pursuing expedited approval pathways globally for DYNE-101.

New Long-term Data from Multiple Ascending Dose Portion of ACHIEVE Trial

•

The Company reported new long-term data from adult DM1 patients enrolled in the randomized, placebo-controlled MAD portion of the DYNE-101 ACHIEVE trial, including data from the 6.8 mg/kg Q8W cohort (n=6) at up to 12 months.

•	At the registrational dose of 6.8 mg/kg Q8W, DYNE-101 demonstrated robust and sustained improvement in myotonia as measured by vHOT as well as sustained improvements across multiple other endpoints.

•	These data support improvement in vHOT as an early indicator of clinical benefit with DYNE-101 in DM1 and its potential as an intermediate clinical endpoint for U.S. Accelerated Approval.

•	As previously disclosed, treatment with DYNE-101 led to an improvement in vHOT of 3.3 seconds as compared to placebo at 6 months.

•

New data demonstrated that mean improvements at 6 months were sustained at 12 months for vHOT, 10MWR, 5xSTS, MDHI, and QMT, which demonstrated a 10% improvement in strength at 6 months, increasing to 20% at 12 months relative to baseline.

•

The Company also reported updated safety and tolerability data as of April 23, 2025 from 56 patients enrolled through the 6.8 mg/kg Q8W cohort of the ACHIEVE trial. DYNE-101 continued to demonstrate a favorable safety profile and no related serious treatment emergent adverse events have been identified.

Updated Cash Runway Guidance

On June 17, 2025, the Company also announced an update to its previously reported cash runway. The Company expects that its cash, cash equivalents and marketable securities as of March 31, 2025 will be sufficient to fund its operations into the fourth quarter of 2026. As previously reported, cash, cash equivalents and marketable securities were $677.5 million as of March 31, 2025.

Data Presentation

On June 17, 2025, the Company made available a presentation to be used with investors to discuss the updated plan for obtaining U.S. Accelerated Approval for DYNE-101 in DM1 and new long-term functional data from the ACHIEVE clinical trial. A copy of the presentation is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K, including statements regarding the Company’s strategy, future operations, prospects and plans, objectives of management, the potential of the FORCE platform and of DYNE-101, the anticipated timelines for reporting additional data from the ACHIEVE clinical trial and for the initiation of the planned phase 3 clinical trial in patients with DM1, initiating and enrolling both clinical trials, initiating additional clinical trials, and submitting applications for marketing approval, the availability of expedited approval pathways for DYNE-101, expectations regarding the outcome of interactions with regulatory authorities, and the sufficiency of the Company’s cash resources for the period anticipated, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “predict,” “project,” “potential,” “should,” or “would,” or the negative of these terms, or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: uncertainties inherent in the identification and development of product candidates, including the initiation and completion of preclinical studies and clinical trials; uncertainties as to the availability and timing of results from preclinical studies and clinical trials; the timing of and the Company’s ability to enroll patients in clinical trials; whether results from preclinical studies and data from clinical trials will be predictive of the final results of the clinical trials or other trials; whether data from clinical trials will support submission for regulatory approvals; uncertainties as to the FDA’s and other regulatory authorities’ interpretation of the data from the Company’s clinical trials and acceptance of the Company’s clinical programs and as to the regulatory approval process for the Company’s product candidates; whether the Company’s cash resources will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements; as well as the risks and uncertainties identified in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recent Form 10-Q and in subsequent filings the Company may make with the SEC. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 17, 2025.

99.2	Presentation, dated June 17, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNE THERAPEUTICS, INC.

Date: June 17, 2025	By:	/s/ John G. Cox
	Name:	John G. Cox
	Title:	President and Chief Executive Officer